UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2026

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17130 N. Dallas Parkway, Suite 240 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement Subscription MangoRx IP

On September 30, 2026, MangoRx IP Holdings, LLC, a Texas limited liability company (“MangoRx IP”), the wholly-owned subsidiary of Mangoceuticals, Inc. (the “Company”, “we” and “us”), which holds the patent portfolio behind MGX-0024, the Company’s antiviral technology, entered into Subscription Agreements with two accredited investors (the “Investors”). Pursuant to the Subscription Agreements, one of the Investors agreed to purchase 12.5% of MangoRx IP for an aggregate of $1,250,000, payable (a) $500,000 immediately upon entry into its applicable Subscription Agreement (in cash or Tether (USDT)); and (b) $750,000 no later than the 60th day following the initial closing date, and the other Investor agreed to purchase 12.5% of MangoRx IP for an aggregate of $1,250,000, payable on the initial closing date. As of the date of this filing, the Company has received a total of $1,750,000 from the Investors and have issued the Investors 18.9% of the ownership interests of MangoRx IP (17.5% on a post-transaction basis), which will increase to 25% upon the final closing discussed above. The Subscription Agreements included customary representations and warranties of the parties.

The description of the Subscription Agreements above is not complete and is qualified in its entirety by the full text of the form of Subscription Agreements, a copies of which are attached hereto as Exhibits 10.1 and 10.2, and which are incorporated by reference into this Item 1.01 in its entirety by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

To the extent that the sale of the 25% ownership interest in MangoRx IP constituted or will constitute a significant disposition for purposes of Item 2.01 of Form 8-K; the Company has determined that no pro forma information is required pursuant to Item 9.01 of Form 8-K because MangoRx IP is not a ‘business.’

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02 in its entirety.

MangoRx IP and the Company claim an exemption from registration for the issuance of the membership interests to the Investors (as discussed in Item 1.01, above), pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the offer and sale of such interests did not involve a public offering and the Investors were “accredited investors”. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing offers and sales and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 7.01 Regulation FD Disclosure.

On October 1, 2026, the Company issued a press release discussing the investments discussed in Item 1.01, above.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*♦	Form of First MangoRx IP Holdings, LLC Subscription Agreement
10.2*♦	Form of Second MangoRx IP Holdings, LLC Subscription Agreement
99.1**	Press release dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

*	Filed herewith.
**	Furnished herewith.
♦	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

Forward-Looking Statements

This Current Report and the press release attached as Exhibit 99.1 to this Current Report may contain forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any of the forward-looking statements, whether because of new information, future events or otherwise, made in the release or presentation or in any of its SEC filings or public disclosures, except as provided by law. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including Form 10-Qs, Form 10-Ks and Form 8-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026

MANGOCEUTICALS, INC.

By:	/s/ Jacob D. Cohen
Name:	Jacob D. Cohen
Title:	Chief Executive Officer